Your Fund's Objective:

The Franklin Premier Return Fund seeks high current return, and secondarily, relative stability of principal through investment in common stocks, investment grade corporate and U.S. government bonds, short-term money market instruments and securities of foreign issuers. Current return, also known as "total return," is made up of capital appreciation and income distributions. The fund's primary emphasis is growth of capital, with income a secondary consideration. Managers of the fund may adjust the balance of stocks, bonds, and cash at any given time in their efforts to benefit from changing market opportunities.

To reduce the volume of mail shareholders receive and to reduce expenses, only one copy of most fund reports, such as the fund's annual and semi-annual reports, may be mailed to a household. Additional copies may be obtained, without charge, by calling Franklin Fund Information at 1-800/DIAL BEN (1-800/342-5236).

                                                            February 15, 1996

Dear Shareholder:

We are pleased to bring you this annual report of the Franklin Premier Return Fund for the period ended December 31, 1995.

During the first half of 1995, U.S. economic growth slowed appreciably. In response, the Federal Reserve Board (the Fed) lowered interest rates in July. As a result, U.S. Gross Domestic Product rose sharply during the third quarter. In an effort to stimulate continued economic growth, the Fed again lowered interest rates in December. U.S. financial markets performed well throughout the year, and by December 31, 1995, the Dow Jones Industrial Average(R) had appreciated 36.83% from its December 31, 1994 level.1 During this same period, the Standard & Poor's 500 Stock Index (S&P 500)(R) advanced 37.45%,1 and long-term bond prices rose 22.18%.2 Within this environment, the fund, which invests in stocks, bonds, and cash and equivalents, delivered a one-year total return of +21.79%, as discussed in the Performance Summary on page 7.



1. Source: Dow Jones & Company. Total return is calculated by Wilshire Associates, Inc. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

1. Source: Standard & Poor's Corporation. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

2. Source: Unmanaged Merrill Lynch Long-Term Bond Index. Price return does not include reinvested dividends.

As you know, business cycle analysis is an integral part of the fund's investment strategy. The economy can be viewed in terms of business cycles -- alternating periods of economic expansion and contraction. Each phase of the cycle is affected by interest rates and inflation, which influence employment levels, as well as a corporation's profitability and cash flow. Each cycle is different and must be analyzed carefully to identify which asset classes and industry sectors appear to present the most attractive investment opportunities.

During the reporting period, we continued our "top-down" investment approach, first analyzing economic factors to determine the business cycle's stage; then allocating our assets among stocks, bonds, and cash; and finally positioning the stock portion in the sectors, industries, and companies that appear to offer the strongest prospects for capital appreciation. Believing that we were approaching the beginning of a new phase of the business cycle, we shifted our asset allocation mix, reducing cash and equivalents, as we found attractively priced stocks in industries such as utilities, energy, and finance, which typically perform well during this early stage. At the beginning of 1995, the fund consisted of 57% equities, 14% bonds, and 29% cash and equivalents. By year's end, the fund was comprised of 68% equities, 14% bonds, and 18% cash and equivalents.

In the utilities sector, which represents the fund's largest industry holding, we focused on its fastest-growing segment, telephone companies. For example, we increased our position in GTE Corp., making it one of the fund's top ten holdings. We believe it will be a prime beneficiary of the potential telephone deregulation bill, allowing the company to offer its wired and wireless customers one-stop shopping for their telecommunications needs. As of December 31, 1995, we continued to maintain our positions in AT&T, SBC Communications, Inc., Ameritech Corp., Swedish-based LM Ericson, and Telefonos de Mexico (Telmex).

Because the Organization of Petroleum Exporting Countries' (OPEC) supply quotas remained unchanged, and worldwide demand for oil was expected to rise, we maintained a broad representation in the energy sector. During the year, we increased our position in Exxon, the world's largest publicly owned integrated oil company. Exxon has made major strides in reducing operating costs, and on December 31, 1995, had minimal long-term debt and offered a dividend yield of around 4%. We also added to our holdings in Schlumberger, an oilfield services company which we feel will benefit from the industry's increasing trend toward contracting and international exploration. As a whole, we are optimistic about this sector because many of these companies have relatively high dividend yields and prospects for increasing future earnings.

   Franklin Premier Return Fund
   Top 10 Sectors on December 31, 1995
   Based on Total Net Assets

                                         % of Total
   Sector                                Net Assets

   Utilities                                10.15%

   Energy                                    9.84%

   Technology                                9.71%

   Capital Spending                          7.76%

   Consumer Services                         7.70%

   Basic Industries                          6.68%

   Financial Services                        4.31%

   Business Services                         3.81%

   Health Care                               3.77%

   Consumer Staples                          3.19%


We took advantage of the rise in prices of financial stocks, which were one of 1995's top performing S&P 500 sectors, by reducing the fund's holdings in this area, from 7.27% on June 30, 1995 to 4.31% on December 31, 1995. Since many banking institutions were selling at historically high price-to-book values and peak forward earnings multiples during the last six months of the period, we decided to realize profits by selling our position in Chemical Bank and a partial position in BankAmerica Corporation.

When technology stocks began experiencing a correction during the second half of the year (some prices declined as much as 25%-30% from their market highs in July), we increased the fund's exposure to this sector from 4.02% on June 30, 1995 to 9.71% on December 31, 1995. We initiated positions in Intel, a leading manufacturer of computer microprocessors, and Microsoft, a leading supplier of software. At the end of 1995, both companies were growing in excess of 20% annually, held preeminent positions in their respective markets, had minimal long-term debt, and were selling at or below their estimated earnings growth rate. Other attractive technology companies owned by the fund included Loral, a leading maker of defense electronics and computer systems, and Boeing, the world's leading manufacturer of commercial and defense aircrafts.



   Franklin Premier Return Fund
   Top 10 Equity Holdings on December 31, 1995

   Based on Total Net Assets

   Company                               % of Total
   Industry                              Net Assets

   Dun & Bradstreet                          3.29%
   Publishing

   Air Products & Chemicals, Inc.            2.35%
   Chemicals

   GTE Corp.                                 2.24%
   Telecommunications/Telephone Utilities

   Boeing Co.                                1.99%
   Aerospace & Defense Electronics

   Browning-Ferris Industries, Inc.          1.88%

   Pollution Control

   Exxon Corp.                               1.83%
   Energy

   PMI Group, Inc.                           1.73%
   Finance

   Litton Industries, Inc.                   1.70%
   Conglomerates

   Chevron Corp.                             1.67%
   Energy

   Allergan, Inc.                            1.65%
   Medical Products & Supplies



For a complete listing of portfolio holdings, please see page 10 of this report.

In the capital goods area, we boosted our exposure from 3.85% of total net assets on December 31, 1994 to 7.76% on December 31, 1995. We added to our holdings in Parker Hannifin Corp., a leading worldwide manufacturer of motion control products, and increased our exposure to the electrical equipment industry by purchasing shares of AMP, Inc., a top designer and producer of electronic connection devices.

This discussion reflects the strategies we employed for the fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change in light of new circumstances as they arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

In accordance with our belief that the business cycle is in its expansionary phase, we expect to continue to increase the fund's exposure to areas that are sensitive to economic activity, such as technology, capital goods, and consumer cyclicals. The charts on page 6 illustrate how the fund's asset allocation mix at the end of this reporting period differed from the mix on December 31, 1992, the last time the economy experienced an expansionary phase. As you can see, the fund's equity holdings represented about 68% of the fund's assets on December 31, 1995, compared with 83.7% in December 1992.

GRAPHIC MATERIALS 1 AND 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Looking forward, we feel that improved corporate earnings, lower interest rates, and the fact that 1996 is an election year should translate into gains for the financial markets, and we shall continue to search for blue-chip investments in the Standard & Poor's 500 and Mid-cap 400(R) universe as well as investment grade corporate bonds and U.S. government bonds that offer the greatest total return potential for our shareholders. We appreciate your participation in the Franklin Premier Return Fund and welcome your comments or suggestions.

Sincerely,

Charles B. Johnson
Chairman of the Board
Franklin Premier Return Fund


Performance Summary

The Franklin Premier Return Fund posted a total return of +21.79% for the one-year period ended December 31, 1995. Of course, we believe it is important for shareholders to view their investments with a long-term perspective. As you can see from the table on page 9, the fund delivered a cumulative total return of 102.32% for the five-year period ended December 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's share price, as measured by the net asset value, increased from $6.11 on December 31, 1994 to $7.25 on December 31, 1995. During the reporting period, shareholders received distributions of 18 cents ($0.18) per share in income dividends. Of course, distributions will vary depending on income earned by the fund, and past performance is not indicative of future results.

The first graph on page 8 compares the fund's performance over the past 10 years with the performance of the S&P 500. It also shows that an investment in the fund has kept your purchasing power well-ahead of inflation, as measured by the Consumer Price Index (CPI).

As you can see from the second graph on page 8, the fund's performance has been more consistent with the performance of the S&P 500 since the investment objective changed in May 1991. It is also worth noting that the fund has generally underperformed the index during exceptionally strong stock market rises because the fund does not invest solely in equities, but allocates its assets among equities, bonds, and cash. Please remember that unmanaged market indices do not pay commissions or market spreads to buy and sell securities. Further, they do not pay management fees to cover salaries to security analysts or portfolio managers. On the other hand, the fund's performance results include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its (the index) performance would have been lower. In addition, unlike the index, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. An index is simply a measure of performance and cannot be invested in directly.


GRAPHIC MATERIALS 3 AND 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Premier Return Fund
Periods ended December 31, 1995

                                                   Since
                                                 Objective
                                                  Change
                                       One-Year  (5/1/91)   Five-Year Ten-Year
Cumulative Total Return1                21.79%    77.82%     102.32%   173.22%

Average Annual Total Return2            16.28%    12.00%      14.07%    10.07%

30-Day Standardized Yield3:  2.04%

1. Cumulative total returns show the change in value of an investment over the periods indicated and do not include the current, maximum 4.5% initial sales charge. See note below.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated and reflect the current, maximum 4.5% initial sales charge. See note below.

3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended December 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. All total return figures assume reinvestment of dividends and capital gains at net asset value, and take into account the effect of the 12b-1 plan from the date of its implementation.

Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Under IRC 854(b)(2) of the Internal Revenue Code, the fund hereby designates 36.78% of the ordinary income dividends paid by the fund during the fiscal year ended December 31, 1995 as income qualifying for the dividends received deduction.



FRANKLIN PREMIER RETURN FUND

Statement of Investments in Securities, Open Options and Net Assets, December 31, 1995
                                                                                                        Value
  Shares                                                                                              (Note 1)
                 Common Stocks  67.9%

                Aerospace & Defense Electronics  2.9%
     10,000     Boeing Co. .......................................................................     $ 783,750
     10,000     Loral Corp. ......................................................................       353,750
                                                                                                   -------------
                                                                                                       1,137,500
                                                                                                   -------------
                Auto Parts  1.0%
     10,000     Genuine Parts Co. ................................................................       410,000
                                                                                                   -------------
                Chemicals  4.3%
     17,500     Air Products & Chemicals, Inc. ...................................................       923,125
      6,000     Du Pont (E.I.) DeNemours & Co. ...................................................       419,250
      5,000     Goodrich (B.F.) Co. ..............................................................       340,625
                                                                                                   -------------
                                                                                                       1,683,000
                                                                                                   -------------
                Commercial Services  .5%
     10,000     Ogden Corp. ......................................................................       213,750
                                                                                                   -------------
                Communication Equipment Manufacturers  1.0%
     20,000     Ericsson (LM), Sponsored ADR .....................................................       390,000
                                                                                                   -------------
                Computer Software  1.4%
      5,000     General Motors Corp., Class E ....................................................       260,000
      3,500     aMicrosoft Corp. .................................................................       307,125
                                                                                                   -------------
                                                                                                         567,125
                                                                                                   -------------
                Computer Systems  1.0%
      6,000     aSilicon Graphics, Inc. ..........................................................       165,000
     20,000     aTandem Computers, Inc. ..........................................................       212,500
                                                                                                   -------------
                                                                                                         377,500
                                                                                                   -------------
                Conglomerates  1.7%
     15,000     aLitton Industries, Inc. .........................................................       667,500
                                                                                                   -------------
                Cosmetics  1.3%
     15,000     aEstee Lauder Cos., Class A ......................................................       523,125
                                                                                                   -------------
                Electrical Equipment  3.0%
     15,000     aAmerican Standard Cos., Inc. ....................................................       420,000
     15,000     AMP, Inc. ........................................................................       575,625
     10,000     Westinghouse Electric Corp. ......................................................       165,000
                                                                                                   -------------
                                                                                                       1,160,625
                                                                                                   -------------
                Electronic Semiconductors  1.5%
      6,000     Intel Corp. ......................................................................       340,500
      4,000     Motorola, Inc. ...................................................................       228,000
                                                                                                   -------------
                                                                                                         568,500
                                                                                                   -------------
                Energy  8.7%
     12,500     Chevron Corp. ....................................................................     $ 656,250
      9,000     Exxon Corp. ......................................................................       721,125
     15,000     Helmerich & Payne, Inc. ..........................................................       446,250
     16,000     Phillips Petroleum Co. ...........................................................       546,000
      7,500     Schlumberger, Ltd. ...............................................................       519,375
     21,000     Union Pacific Resources Group, Inc. ..............................................       532,875
                                                                                                   -------------
                                                                                                       3,421,875
                                                                                                   -------------
                Entertainment/Media  1.4%
     15,000     Time Warner, Inc. ................................................................       568,125
                                                                                                   -------------
                Finance  4.3%
      5,000     BankAmerica Corp. ................................................................       323,750
     10,000     aRisk Capital Holdings, Inc. .....................................................       233,750
     15,000     The PMI Group, Inc. ..............................................................       678,750
     10,000     Wachovia Corp. ...................................................................       457,500
                                                                                                   -------------
                                                                                                       1,693,750
                                                                                                   -------------
                Food  .8%
     10,000     Nabisco Holdings Corp., Class A ..................................................       326,250
                                                                                                   -------------
                Gold/Miscellaneous Metals  1.1%
     10,000     Placer Dome, Inc. ................................................................       241,250
     15,000     Santa Fe Pacific Gold Corp. ......................................................       181,875
                                                                                                   -------------
                                                                                                         423,125
                                                                                                   -------------
                Hotels/Motels  1.6%
     10,000     Hilton Hotels, Corp. .............................................................       615,000
                                                                                                   -------------
                Household Products  1.0%
      5,000     Procter & Gamble Co. .............................................................       415,000
                                                                                                   -------------
                Iron/Steel  1.1%
      7,500     Nucor Corp. ......................................................................       428,438
                                                                                                   -------------
                Manufacturing  2.6%
     10,000     Illinois Tool Works, Inc. ........................................................       590,000
     12,500     Parker Hannifin Corp. ............................................................       428,125
                                                                                                   -------------
                                                                                                       1,018,125
                                                                                                   -------------
                Medical Products & Supplies  1.7%
     20,000     Allergan, Inc. ...................................................................       650,000
                                                                                                   -------------
                Miscellaneous  .6%
     13,800     aWaters Corp. ....................................................................       251,850
                                                                                                   -------------
                Pharmaceuticals  2.1%
     10,000     Glaxo Wellcome, Plc., ADR ........................................................     $ 282,500
     14,500     Pharmacia & Upjohn, Inc. .........................................................       561,875
                                                                                                   -------------
                                                                                                         844,375
                                                                                                   -------------
                Pollution Control  1.9%
     25,000     Browning-Ferris Industries, Inc. .................................................       737,500
                                                                                                   -------------
                Publishing  3.3%
     20,000     Dun & Bradstreet Corp. ...........................................................     1,295,000
                                                                                                   -------------
                Retail  4.6%
     15,000     aEthan Allen Interiors, Inc. .....................................................       305,625
     20,000     aFederated Department Stores, Inc. ...............................................       550,000
     10,000     Home Depot, Inc. .................................................................       478,750
      6,000     aToys R Us, Inc. .................................................................       130,500
     15,000     Wal-Mart Stores, Inc. ............................................................       335,625
                                                                                                   -------------
                                                                                                       1,800,500
                                                                                                   -------------
                Telecommunications/Telephone Utilities  7.3%
     10,000     Ameritech Corp. ..................................................................       590,000
     10,000     AT&T Corp. .......................................................................       647,500
     20,000     GTE Corp. ........................................................................       880,000
      7,500     SBC Communications, Inc. .........................................................       431,250
     10,000     Telefonos de Mexico, ADR .........................................................       318,750
                                                                                                   -------------
                                                                                                       2,867,500
                                                                                                   -------------
                Utilities/Electric  1.0%
     15,000     DPL, Inc. ........................................................................       371,250
                                                                                                   -------------
                Utilities/Natural Gas  3.2%
     15,000     Enron Corp. ......................................................................       571,875
     20,000     Enron Oil & Gas Co. ..............................................................       480,000
      7,500     Pacific Enterprises ..............................................................       211,875
                                                                                                   -------------
                                                                                                       1,263,750
                                                                                                   -------------
                      Total Common Stocks (Cost $25,482,017) .....................................    26,690,038
                                                                                                   -------------
                Convertible Preferred Stocks  .4%
     10,000     bWestinghouse Electric Co., $1.30 cvt. pfd., Series C (Cost $152,500) ............       160,000
                                                                                                   -------------
   Face
  Amount
 --------
                Bonds  13.9%
                Convertible Bonds  1.8%
   $ 95,000     bAll American Communications, Inc., cvt. sub. notes, 6.50%, 10/01/03 .............        83,600
  $ 175,000     b,cSilicon Graphics, Inc., cvt. sub. deb., (original accretion rate 4.15%),
                0.00%, 11/02/13                                                                       $   91,438
    500,000     b,fThermo Electron Corp., cvt. sub. deb., 4.25%, 01/01/03 ........................       545,000
                                                                                                   -------------
                      Total Convertible Bonds (Cost $699,666) ....................................       720,038
                                                                                                   -------------
                Corporate Bonds  1.0%
    250,000     Dayton Hudson Co., 8.60%, 01/15/12 ...............................................       290,608
    100,000     Georgia Pacific Corp., 9.125%, 07/01/22 ..........................................       114,791
                                                                                                   -------------
                      Total Corporate Bonds (Cost $347,375) ......................................       405,399
                                                                                                   -------------
                U.S. Government Securities  11.1%
    750,000     U.S. Treasury Bonds, 6.875% - 8.00%, 11/15/21 - 08/15/25 .........................       877,187
  3,300,000     U.S. Treasury Notes, 5.625% - 7.25%, 10/31/97 - 05/15/44 .........................     3,463,781
                                                                                                   -------------
                      Total U.S. Government Securities (Cost $4,005,266) .........................     4,340,968
                                                                                                   -------------
                      Total Bonds (Cost $5,052,307) ..............................................     5,466,405
                                                                                                   -------------

  Shares                                                                     Expiration   Exercise
 Optioned                                                                       Date        Price
 --------                                                                     --------     ------
                Put Options
                Hotels/Motels
     10,000     Hilton Hotels, Corp. .....................................   January, 96     60           10,000
                                                                                                   -------------
                Manufacturing
      7,500     Ilinois Tools Works, Inc. ................................   January, 96     55            1,875
                                                                                                   -------------
                      Total Put Options (Cost $12,380) ...........................................        11,875
                                                                                                   -------------
                      Total Common Stocks, Convertible Preferred Stocks, Bonds and Options
                       (Cost $30,699,204) ........................................................    32,328,318
                                                                                                   -------------
   Face
  Amount
 --------
                dShort Term Investments  11.4%
                Certificates of Deposit  2.5%
 $1,000,000     Societe Generale, 5.53%, 03/20/96 ................................................       999,899
                                                                                                   -------------
                Commercial Paper  5.1%
  1,000,000     Associates Corp. of North America, 5.45%, 03/21/96 ...............................       987,310
  1,000,000     CIESCO L.P., 5.67%, 01/11/96 .....................................................       997,970
                                                                                                   -------------
                                                                                                       1,985,280
                                                                                                   -------------
                U.S. Government Securities  3.8%
  1,500,000     U.S. Treasury Notes, 6.00%, 06/30/96 .............................................     1,506,093
                                                                                                   -------------
                      Total Short Term Investments (Cost $4,483,309) .............................     4,491,272
                                                                                                   -------------
                      Total Investments before Repurchase Agreements (Cost $35,182,513) ..........    36,819,590
                                                                                                   -------------
                eReceivables from Repurchase Agreements  9.1%
 $3,427,327     Joint Repurchase Agreement, 5.745%, 01/02/96 (Maturity Value $3,569,177)
                 (Cost $3,566,900)
                 Bear Stearns & Co. Inc., (Maturity Value $543,229)
                 Collateral: U. S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                 Daiwa Securities America, Inc., (Maturity Value $309,803)
                 Collateral: U. S. Treasury Bills, 08/22/96
                U. S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                 Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $543,229)
                 Collateral: U. S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                 Fuji Securities, Inc., (Maturity Value $543,229)
                 Collateral: U. S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                 Lehman Brothers, Inc., (Maturity Value $543,229)
                 Collateral: U. S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                 SBC Capital Markets, Inc., (Maturity Value $543,229)
                 Collateral: U. S. Treasury Notes, 7.50%, 10/31/99
                 UBS Securities, Inc. (Maturity Value $543,229)
                 Collateral: U. S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00 ............   $ 3,566,900
                                                                                                   -------------
                          Total Investments (Cost $38,749,413)  102.7% ...........................    40,386,490
                          Liabilities in Excess of Other Assets  (2.7)% ..........................    (1,067,847)
                                                                                                   -------------
                          Net Assets  100.0% .....................................................   $39,318,643
                                                                                                   =============

                At December 31, 1995 the net unrealized appreciation based on the cost of investments for income tax purposes of $38,749,413 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was
                 an excess of value over tax cost ................................................    $3,396,923
                  Aggregate gross unrealized depreciation for all investments in which there was
                 an excess of tax cost over value ................................................    (1,759,846)
                                                                                                   -------------
                  Net unrealized appreciation ....................................................    $1,637,077
                                                                                                   =============


PORTFOLIOABBREVIATIONS:
L.P.  - Limited Partnership


aNon-income producing.
bSee Note 6 regarding Rule 144A securities.
cZero coupon/Step-up bonds. The current effective yield may vary. The original accretion rate will remain constant. dCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. eFace amount for repurchase agreements is for the underlying collateral. See Note 1(g) regarding joint repurchase agreement. fSee Note 1(e) regarding securities purchased on a when-issued or delayed delivery basis.

The accompanying notes are an integral part of these financial statements.

Financial Statements

Statement of Assets and Liabilities
December 31, 1995

Statement of Operations
for the year ended December 31, 1995

Assets:
 Investments in securities, at value
 (identified cost $35,182,513)             $36,819,590
 Receivables from repurchase
 agreements, at value and cost               3,566,900
 Cash                                           53,076
 Receivables:
  Investment securities sold                   564,441
  Dividends and interest                       157,635
  Capital shares sold                           12,923
                                        --------------
      Total assets                          41,174,565
                                        --------------

Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery                          1,293,750
   When-issued basis or
 delayed delivery (Note 1)                     500,000
  Management fees                               20,410
  Distribution fees                             12,610
  Shareholder servicing costs                    2,885
 Accrued expenses and other liabilities         26,267
                                        --------------
      Total liabilities                      1,855,922
                                        --------------
Net assets, at value                       $39,318,643
                                        ==============


Net assets consist of:
 Undistributed net investment income          $ 70,714
 Net unrealized appreciation on investments  1,637,077
 Net realized loss                            (356,102)
 Capital shares                             37,966,954
                                        --------------
Net assets, at value                       $39,318,643
                                        ==============



Computation of net asset value and offering price per share:
  Net asset value*
   ($39,318,643 / 5,423,517 shares
 outstanding)                                    $7.25
                                        ==============


Maximum offering price (100/95.5 of $7.25)       $7.59
                                        ==============


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. Investment income:

 Dividends                          $464,056
 Interest                            796,036
                              --------------

      Total income                          $1,260,092
Expenses:
 Management fees (Note 5)            198,598
 Distribution fees (Note 5)           59,813
 Shareholder servicing costs
 (Note 5)                             29,336
 Professional fees                    23,584
 Reports to shareholders              20,705
 Registration and filing fees         19,842
 Directors' fees and expenses          6,402
 Custodian fees                        2,801
 Other                                 4,991
                              --------------

      Total expenses                           366,072
                                        --------------

       Net investment income                   894,020
                                        --------------

Realized and unrealized gain from investments:
  Net realized gain from:
   Transactions in written
 options which expired
 or were closed (Note 4)             125,130
   Other security transactions       230,481
                              --------------

      Net realized gain                        355,611
  Net unrealized appreciation                4,911,516
                                        --------------

  Net realized and unrealized

 gain on investments                         5,267,127
                                        --------------

  Net increase in net assets
 resulting from operations                  $6,161,147
                                        ==============




The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
for the years ended December 31, 1995 and 1994

                                                                                         1995           1994
                                                                                       ---------      ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................      $ 894,020      $ 568,069
  Net realized gain (loss) from security transactions ............................        355,611       (114,361)
  Net unrealized appreciation (depreciation) on investments ......................      4,911,516       (355,103)
                                                                                       ---------      ---------
      Net increase in net assets resulting from operations .......................      6,161,147         98,605
 Distributions to shareholders from undistributed net investment income ..........       (857,567)      (564,467)
 Increase in net assets from capital share transactions (Note 3) .................      8,384,330      3,219,354
                                                                                       ---------      ---------
      Net increase in net assets .................................................     13,687,910      2,753,492
Net assets:
 Beginning of year ...............................................................     25,630,733     22,877,241
                                                                                       ---------      ---------
 End of year (including undistributed net investment income of $70,714 - 1995;
 and $34,261 - 1994) .............................................................    $39,318,643    $25,630,733
                                                                                       =========      =========


The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Premier Return Fund (the Fund) is an open-end, diversified management investment company (mutual fund) registered under the Investment Company Act of 1940, as amended.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the manager. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Directors (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

Open option contracts are valued at their last sale price on the relevant exchange. If there is no sale price, the options will be valued at the mean between the current closing bid and asked prices.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code.

Net realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatment of wash sale and option transactions.

e. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding them, it may sell the securities before the settlement date. These securities, if any, are identified on the accompanying Statement of Investments in Securities, Open Options and Net Assets. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.

f. Option Transactions:

The Fund writes listed put options and covered call options in which premiums received are recorded as a liability which is marked to market to reflect the current value of the options written. A covered call option gives the holder the right to buy the underlying security which the Fund owns at any time during the option period at a predetermined exercise price. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. Proceeds from call options exercised are increased by the amount of premiums received. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying securities declines. If the holder of a put option written by the Fund exercises the option, the Fund's cost basis in the underlying security is the exercise price reduced by the premium received. If an option expires or is canceled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is less than or greater than the premium originally received.

The Fund purchases listed put options on certain securities to protect the securities against a decline in market value. A listed purchased put option gives the Fund the right to sell the underlying security at the option exercise price at any time during the option period. The put option on a security allows the Fund to protect the unrealized gain in an appreciated security without actually selling the security. Any losses realized by the Fund upon expiration of the put options are limited to the premiums paid for the purchase of such options, plus any transaction costs.

The Fund may buy listed call options on securities which it intends to purchase in order to limit the risk of a substantial increase in the market price of such securities. A call option gives the Fund the right to buy the underlying securities from the option writer at a stated exercise price. Any losses realized by the Fund upon expiration of the call options are limited to the premiums paid for the purchase of such options, plus any transaction costs.

g. Repurchase Agreements:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. Government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1995, all outstanding repurchase agreements held by the Fund had been entered into on December 29, 1995.


2. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At December 31, 1995, for tax purposes, the Fund had capital loss carryovers as follows:

                                    Expiring in:    2000           $194,808
                                                     2002           161,294
                                                               --------------
                                                                   $356,102
                                                               ==============


For tax purposes, the aggregate cost of securities and unrealized appreciation of the Fund are the same as for financial statement purposes at December 31, 1995.


3. CAPITAL STOCK

At December 31, 1995, there were 5,000,000,000 shares of no par value capital stock authorized. Transactions in the Fund's shares were as follows:

                                                                           Year Ended December 31
                                                                   ---------------------------------------
                                                                       1995                       1994
                                                                -------------------        ------------------
                                                              Shares        Amount        Shares       Amount
                                                              -------     ----------      -------     ---------
Shares sold..............................................   1,623,616     $11,163,102     348,334     $2,165,824
Shares issued in reinvestment of dividends and
 distributions...........................................      96,003         662,619      64,686        399,128
Shares redeemed..........................................    (680,337)     (4,668,176)   (490,021)    (3,056,758)
Changes from exercise of exchange privilege:
 Shares sold.............................................     630,720       4,149,611     820,741      5,156,663
 Shares redeemed.........................................    (439,969)     (2,922,826)   (230,690)    (1,445,503)
                                                              -------     ----------      -------     ---------
      Net increase.......................................   1,230,033      $8,384,330     513,050     $3,219,354
                                                              =======     ==========      =======     =========

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchased and written options, and purchases and sales of short-term securities) for the year ended December 31, 1995 aggregated $25,042,610 and $14,642,179, respectively. At December 31, 1995, there were no securities or other assets deposited as collateral for outstanding options.

Transactions in written options for the year ended December 31, 1995 were as follows:

                                                                            Call                     Put
                                                                      ----------------         ---------------
                                                                                 Number of              Number of
                                                                     Amount of    Shares    Amount of    Shares
                                                                     Premiums    Optioned   Premiums    Optioned
                                                                     --------     -------   -------     -------
Options outstanding at December 31, 1994.........................    $ 34,474     17,500        $ --          --
Options written .................................................     180,216     83,000      18,399       7,500
Options expired..................................................     (83,552)   (36,900)    (18,399)     (7,500)
Options exercised................................................    (105,956)   (55,100)         --          --
Options closed...................................................     (25,182)    (8,500)         --          --
                                                                     --------     -------    -------     -------
Options outstanding at December 31, 1995.........................         $--         --        $ --          --
                                                                     ========     =======    =======     =======

The cost of canceling written call options in closing purchase transactions was $2,004 resulting in a net short-term capital gain of $23,178 for the year ended December 31, 1995. Premiums received on expired written call and put options resulted in a net short-term capital gain of $101,951 for the year ended December 31, 1995.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly on the net assets of the Fund on the last day of the month as follows:

  Annualized Fee Rate Average Daily Net Assets
  -------------      -----------------------------------
  .625 of 1%         First $100 million
  .500 of 1%         Over $100 million, up to and including $250 million
  .450 of 1%         In excess of $250 million

The terms of the management agreement provide that aggregate annual expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Fund's shares are registered. For the year ended December 31, 1995, the Fund's expenses did not exceed these limitations.

In its capacity as underwriter for the capital stock of the Fund, Franklin/Templeton Distributors, Inc. (Distributors), receives commissions on sales of the Fund's capital stock. Commissions are deducted from the gross proceeds received from the sale of the Fund's capital stock, and as such are not expenses of the Fund. Distributors may also make payments, out of its resources, to the dealers for certain sales of the Fund's capital stock. Commissions received by Distributors and the amount paid to other dealers for the year ended December 31, 1995, amounted to $137,840 and $122,346, respectively.

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred for the year ended December 31, 1995 aggregated $29,336, of which $27,330 was paid to Investor Services.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Fund reimburses Distributors in an amount up to a maximum of 0.25% per annum of the Fund's average daily net assets for costs incurred in the promotion, offering and marketing of the Fund's shares. The Plan does not permit nor require payments of excess costs after plan termination. Fees incurred by the Fund under the agreement aggregated $59,813 for the year ended December 31, 1995.

Certain officers and directors of the Fund are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. RULE 144A SECURITIES

Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified institutional investors. The Fund values these securities as disclosed in Note 1. At December 31, 1995, the Fund held 144A securities with a value aggregating $880,038 representing 2.24% of the Fund's net assets. See the accompanying Statement of Investments in Securities, Open Options and Net Assets for specific information on such securities.


7. FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period are as follows:

                                                                               Year Ended December 31,
                                                                         -----------------------------------
                                                                     1995      1994     1993      1992     1991
                                                                    -------   ------   ------    ------   ------
Per Share Operating Performance
Net asset value at beginning of period...........................  $6.11      $6.22    $5.40    $4.88    $4.21
                                                                    -------   ------   ------    ------   ------
Net investment income............................................   0.18       0.14     0.13     0.15     0.14
Net realized and unrealized gain (loss) on securities............   1.14      (0.11)    0.86     0.53     0.78
                                                                    -------   ------   ------    ------   ------
Total from investment operations.................................   1.32       0.03     0.99     0.68     0.92
                                                                    -------   ------   ------    ------   ------
   Less distributions from:
 Net investment income...........................................  (0.18)     (0.14)   (0.17)   (0.16)   (0.135)
 Capital gains...................................................     --        --       --        --    (0.115)
                                                                    -------   ------   ------    ------   ------
Total distributions..............................................  (0.18)     (0.14)   (0.17)   (0.16)   (0.250)
                                                                    -------   ------   ------    ------   ------
Net asset value at end of period.................................  $7.25      $6.11    $6.22    $5.40    $4.88
                                                                    =======   ======   ======    ======   ======
Total Return*....................................................  21.79%      0.46%   18.38%   14.02%   22.06%
Ratios/Supplemental Data
Net assets at end of period (in 000's)...........................   $39,319   $25,631  $22,877   $22,077  $28,189
   Ratio of expenses to average net assets.......................   1.17%      1.27%    1.00%     .92%     .93%
Ratio of net investment income to average net assets.............   2.86%      2.29%    2.15%    2.81%    2.95%
Portfolio turnover rate..........................................  62.01%     45.18%   20.49%   23.17%   62.25%
Average commission rate**........................................   0.0640      --       --        --       --

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the contingent deferred sales charge, and assumes reinvestment of dividends and capital gains, if any, at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price. **Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transaction in equity securities.

Report of Independent Auditors



To the Shareholders and Board of Directors of Franklin Premier Return Fund:

We have audited the accompanying statement of assets and liabilities of Franklin Premier Return Fund, including the statement of investments in securities, open options, and net assets, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Premier Return Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                      COOPERS & LYBRAND L.L.P.

San Francisco, California
January 31, 1996




Franklin Premier Return Fund

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)



GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's asset allocation on December 31, 1995 as a percentage of the fund's total net assets.

Franklin Premier Return Fund
Asset Allocation on 12/31/95
Equity                                                        68.0%
Fixed-Income Securities                                       14.0%
Cash & Equivalents                                            18.0%


GRAPHIC MATERIAL (2)

This chart shows in pie chart format the fund's asset allocation on December 31, 1992 as a percentage of the fund's total net assets.

Franklin Premier Return Fund
Asset allocation on 12/31/92
Equity                                                        83.7%
Fixed-Income Securities                                       12.8%
Cash & Equivalents                                             3.5%


GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of Franklin Premier Return Fund to that of the S&P 500 Index, based on a $10,000 investment from 1/1/86 to 12/31/95.

Period Ending     F. Premier Return S&P 500 Index    CPI
1/1/86                      $9551                      $10000                     $10000
1/31/86                     $9569                      $10056                     $10027
2/28/86                     $10035                     $10807                     $10000
3/31/86                     $10275                     $11410                     $9954
4/30/86                     $10206                     $11281                     $9936
5/31/86                     $10530                     $11881                     $9964
6/30/86                     $10563                     $12082                     $10019
7/31/86                     $9948                      $11407                     $10019
8/31/86                     $10336                     $12253                     $10037
9/30/86                     $9730                      $11240                     $10083
10/31/86                    $10226                     $11888                     $10092
11/30/86                    $10434                     $12177                     $10101
12/31/86                    $10278                     $11867                     $10110
1/31/87                     $10961                     $13465                     $10174
2/28/87                     $11212                     $13997                     $10210
3/31/87                     $11302                     $14402                     $10256
4/30/87                     $11136                     $14273                     $10312
5/31/87                     $11266                     $14398                     $10348
6/30/87                     $11710                     $15125                     $10384
7/31/87                     $12171                     $15892                     $10411
8/31/87                     $12402                     $16484                     $10466
9/30/87                     $12286                     $16123                     $10521
10/31/87                    $10160                     $12650                     $10548
11/30/87                    $9699                      $11608                     $10557
12/31/87                    $10438                     $12491                     $10557
1/31/88                     $10691                     $13017                     $10585
2/29/88                     $11197                     $13624                     $10612
3/31/88                     $11049                     $13203                     $10658
4/30/88                     $11150                     $13349                     $10714
5/31/88                     $11259                     $13464                     $10750
6/30/88                     $11694                     $14082                     $10796
7/31/88                     $11764                     $14029                     $10842
8/31/88                     $11539                     $13552                     $10887
9/30/88                     $11966                     $14129                     $10960
10/31/88                    $12076                     $14522                     $10996
11/30/88                    $11983                     $14314                     $11005
12/31/88                    $12298                     $14563                     $11024
1/31/89                     $12898                     $15629                     $11079
2/28/89                     $12754                     $15240                     $11124
3/31/89                     $12970                     $15595                     $11189
4/30/89                     $13414                     $16405                     $11261
5/31/89                     $13711                     $17069                     $11326
6/30/89                     $13662                     $16972                     $11353
7/31/89                     $14357                     $18504                     $11380
8/31/89                     $14663                     $18867                     $11398
9/30/89                     $14510                     $18790                     $11435
10/31/89                    $14044                     $18354                     $11590
11/30/89                    $14228                     $18728                     $11517
12/31/89                    $14124                     $19177                     $11536
1/31/90                     $13281                     $17891                     $11654
2/28/90                     $13471                     $18121                     $11709
3/31/90                     $13771                     $18602                     $11774
4/30/90                     $13591                     $18139                     $11792
5/31/90                     $14403                     $19907                     $11820
6/30/90                     $14295                     $19774                     $11883
7/31/90                     $14035                     $19710                     $11929
8/31/90                     $12937                     $17929                     $12038
9/30/90                     $12215                     $17055                     $12139
10/31/90                    $11735                     $16982                     $12212
11/30/90                    $12480                     $18079                     $12239
12/31/90                    $12898                     $18584                     $12239
1/31/91                     $13786                     $19394                     $12313
2/28/91                     $14246                     $20780                     $12331
3/31/91                     $14491                     $21283                     $12350
4/30/91                     $14674                     $21334                     $12368
5/31/91                     $15330                     $22254                     $12405
6/30/91                     $14737                     $21235                     $12441
7/31/91                     $15052                     $22224                     $12460
8/31/91                     $15305                     $22751                     $12496
9/30/91                     $15305                     $22371                     $12551
10/31/91                    $15534                     $22671                     $12570
11/30/91                    $14892                     $21757                     $12606
12/31/91                    $15760                     $24246                     $12615
1/31/92                     $16148                     $23795                     $12634
2/29/92                     $16600                     $24102                     $12679
3/31/92                     $16503                     $23632                     $12744
4/30/92                     $16897                     $24325                     $12762
5/31/92                     $16832                     $24444                     $12780
6/30/92                     $16637                     $24080                     $12826
7/31/92                     $16964                     $25064                     $12853
8/31/92                     $16603                     $24551                     $12889
9/30/92                     $16997                     $24838                     $12925
10/31/92                    $16768                     $24922                     $12970
11/30/92                    $17396                     $25770                     $12988
12/31/92                    $17992                     $26087                     $12979
1/31/93                     $18392                     $26306                     $13043
2/28/93                     $18592                     $26663                     $13088
3/31/93                     $18994                     $27226                     $13134
4/30/93                     $19161                     $26567                     $13171
5/31/93                     $19496                     $27277                     $13189
6/30/93                     $19781                     $27356                     $13208
7/31/93                     $19681                     $27246                     $13208
8/31/93                     $20322                     $28279                     $13245
9/30/93                     $20541                     $28061                     $13273
10/31/93                    $20915                     $28642                     $13327
11/30/93                    $20745                     $28370                     $13336
12/31/93                    $21323                     $28713                     $13336
1/31/94                     $22009                     $29689                     $13372
2/28/94                     $21837                     $28885                     $13418
3/31/94                     $21134                     $27625                     $13464
4/30/94                     $21203                     $27979                     $13482
5/31/94                     $21444                     $28438                     $13492
6/30/94                     $21185                     $27741                     $13538
7/31/94                     $21566                     $28651                     $13574
8/31/94                     $22156                     $29826                     $13629
9/30/94                     $21895                     $29098                     $13665
10/31/94                    $22001                     $29753                     $13675
11/30/94                    $21269                     $28670                     $13693
12/31/94                    $21425                     $29094                     $13693
1/31/95                     $21671                     $29848                     $13747
2/28/95                     $22407                     $31012                     $13802
3/31/95                     $22845                     $31926                     $13848
4/30/95                     $22951                     $32865                     $13894
5/31/95                     $23515                     $34180                     $13921
6/30/95                     $23921                     $34973                     $13949
7/31/95                     $24346                     $36134                     $13949
8/31/95                     $24488                     $36224                     $13986
9/30/95                     $24950                     $37753                     $14014
10/31/95                    $24878                     $37617                     $14060
11/30/95                    $25915                     $39268                     $14050
12/31/95                    $26095                     $40026                     $14040


GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of Franklin Premier Return Fund to that of the S&P 500 Index, based on a $10,000 investment from 5/1/91 to 12/31/95.

Period Ending     F. Premier Return S&P 500 Index    CPI
5/1/91                      $9553                      $10000                     $10000
5/31/91                     $9980                      $10431                     $10030
6/30/91                     $9593                      $9953                      $10059
7/31/91                     $9799                      $10417                     $10074
8/31/91                     $9963                      $10664                     $10103
9/30/91                     $9966                      $10486                     $10148
10/31/91                    $10113                     $10626                     $10163
11/30/91                    $9695                      $10198                     $10193
12/31/91                    $10260                     $11365                     $10200
1/31/92                     $10512                     $11153                     $10215
2/29/92                     $10806                     $11297                     $10252
3/31/92                     $10746                     $11077                     $10304
4/30/92                     $11000                     $11402                     $10318
5/31/92                     $10957                     $11457                     $10333
6/30/92                     $10830                     $11287                     $10370
7/31/92                     $11043                     $11748                     $10392
8/31/92                     $10808                     $11508                     $10421
9/30/92                     $11066                     $11642                     $10450
10/31/92                    $10916                     $11682                     $10487
11/30/92                    $11325                     $12079                     $10501
12/31/92                    $11713                     $12227                     $10494
1/31/93                     $11973                     $12330                     $10545
2/28/93                     $12103                     $12498                     $10582
3/31/93                     $12365                     $12762                     $10619
4/30/93                     $12474                     $12453                     $10649
5/31/93                     $12692                     $12785                     $10664
6/30/93                     $12878                     $12822                     $10679
7/31/93                     $12812                     $12771                     $10679
8/31/93                     $13229                     $13255                     $10709
9/30/93                     $13372                     $13153                     $10731
10/31/93                    $13615                     $13425                     $10775
11/30/93                    $13504                     $13298                     $10783
12/31/93                    $13881                     $13459                     $10783
1/31/94                     $14327                     $13916                     $10812
2/28/94                     $14216                     $13539                     $10849
3/31/94                     $13758                     $12949                     $10886
4/30/94                     $13803                     $13115                     $10901
5/31/94                     $13960                     $13330                     $10909
6/30/94                     $13791                     $13003                     $10946
7/31/94                     $14039                     $13430                     $10975
8/31/94                     $14423                     $13980                     $11019
9/30/94                     $14254                     $13639                     $11049
10/31/94                    $14322                     $13946                     $11057
11/30/94                    $13846                     $13438                     $11071
12/31/94                    $13947                     $13637                     $11071
1/31/95                     $14107                     $13990                     $11115
2/28/95                     $14587                     $14536                     $11160
3/31/95                     $14872                     $14965                     $11197
4/30/95                     $14941                     $15405                     $11233
5/31/95                     $15308                     $16021                     $11256
6/30/95                     $15572                     $16393                     $11278
7/31/95                     $15849                     $16937                     $11278
8/31/95                     $15942                     $16979                     $11308
9/30/95                     $16242                     $17696                     $11330
10/31/95                    $16195                     $17632                     $11368
11/30/95                    $16870                     $18406                     $11360
12/31/95                    $16987                     $18761                     $11352